Exhibit 99.1

Form of Letter of Transmittal

To Tender for Exchange

10.75% Senior Secured Notes due 2015

of

Rotech Healthcare Inc.

Pursuant to the Prospectus dated December     , 2010

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                     , 2010, UNLESS EXTENDED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED FROM TIME TO TIME, THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

The Exchange Agent is:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

By Registered Mail, Certified Mail, Overnight Courier or Hand Delivery:	By Facsimile: (212)-298-1915

The Bank of New York Mellon Trust Company, N.A.

c/o The Bank of New York Mellon

480 Washington Boulevard, 27th Floor

Jersey City, New Jersey 07310

Attention: Corporate Trust Operations—Reorganization

Unit

Attention: Ms. Diane Amoroso

Confirm by Telephone: (212)-815-2742

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

The undersigned acknowledges receipt of the Prospectus dated December                     , 2010 (the “Prospectus”), of Rotech Healthcare Inc., a Delaware (the “Company” or “Issuer”), and this Letter of Transmittal (the “Letter of Transmittal”), which together with the Prospectus constitutes the Issuer’s offer (the “Exchange Offer”) to exchange an aggregate principal amount of up to U.S.$230,000,000 of its outstanding 10.75% Senior Secured Notes due 2015 which have been registered under the Securities Act of 1933, as amended (the “Securities Act”) (the “Exchange Senior Secured Notes”) for an equal aggregate principal amount of its outstanding 10.75% Senior Secured Notes due 2015 (the “Initial Senior Secured Notes”). Recipients of the Prospectus should read the requirements described in such Prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

The undersigned hereby tenders the Initial Senior Secured Notes described in the box entitled “Description of the Initial Senior Secured Notes” below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered holder of all the Initial Senior Secured Notes tendered hereby (the “Holder”) and the undersigned represents that it has received from each beneficial owner of Initial Senior Secured Notes tendered hereby (the “Beneficial Owners”) a duly completed and executed form of “Instruction to Registered Holder from Beneficial Owner” accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX BELOW.

This Letter of Transmittal is to be used by a Holder (i) if certificates representing Initial Senior Secured Notes are to be forwarded herewith and (ii) if a tender of certificates representing Initial Senior Secured Notes is made pursuant to the guaranteed delivery procedures in the section of the Prospectus entitled “The Exchange Offer—Guaranteed Delivery Procedures.”

Holders that are tendering by book-entry transfer to the Exchange Agent’s account at DTC can execute the tender through ATOP for which the Exchange Offer will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. DTC will then send an agent’s message forming part of a book-entry transfer in which the participant agrees to be bound by the terms of the Letter of Transmittal (an “Agent’s Message”) to the Exchange Agent for its acceptance. Transmission of the Agent’s Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent’s Message.

Any Beneficial Owner whose Initial Senior Secured Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such Holder promptly and instruct such Holder to tender on behalf of the Beneficial Owner. If such Beneficial Owner wishes to tender on its own behalf, such Beneficial Owner must, prior to completing and executing this Letter of Transmittal and delivering its Initial Senior Secured Notes, either make appropriate arrangements to register ownership of the Initial Senior Secured Notes in such Beneficial Owner’s name or obtain a properly completed bond power from the Holder. The transfer of record ownership may take considerable time.

In order to properly complete this Letter of Transmittal, a Holder must (i) complete the box entitled “Description of the Initial Senior Secured Notes,” (ii) if appropriate, check and complete the boxes relating to book-entry transfer, guaranteed delivery, Special Issuance Instructions and Special Delivery Instructions, and (iii) sign the Letter of Transmittal by completing the box entitled “Sign Here To Tender Your Initial Senior Secured Notes.” Each Holder should carefully read the detailed instructions below prior to completing the Letter of Transmittal.

Holders of Initial Senior Secured Notes who desire to tender their Initial Senior Secured Notes for exchange and (i) whose Initial Senior Secured Notes are not immediately available or (ii) who cannot deliver their Initial Senior Secured Notes, this Letter of Transmittal and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date, must tender the Initial Senior Secured Notes pursuant to the guaranteed delivery procedures set forth in the section of the Prospectus entitled “The Exchange Offer—Guaranteed Delivery Procedures.” See Instruction 2.

Holders of Initial Senior Secured Notes who wish to tender their Initial Senior Secured Notes for exchange must complete columns (1) through (3) in the box below entitled “Description of the Initial Senior Secured Notes,” and sign the box below entitled “Sign Here To Tender Your Initial Senior Secured Notes.” If only those columns are completed, such Holder will have tendered for exchange all Initial Senior Secured Notes listed in column (3) below. If the Holder wishes to tender for exchange less than all of such Initial Senior Secured Notes, column (4) must be completed in full. In such case, such Holder should refer to Instruction 5.

The Exchange Offer may be extended, terminated or amended, as provided in the Prospectus. During any such extension of the Exchange Offer, all Initial Senior Secured Notes previously tendered and not withdrawn pursuant to the Exchange Offer will remain subject to such Exchange Offer.

The undersigned hereby tenders for exchange the Initial Senior Secured Notes described in the box entitled “Description of the Initial Senior Secured Notes” below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal.

DESCRIPTION OF THE INITIAL SENIOR SECURED NOTES
(1)	(2)	(3)	(4)
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	Certificate Number(s)	Aggregate Principal Amount Represented by Certificate(s)(A)	Principal Amount Tendered For Exchange(B)
[SPECIMEN]	[SPECIMEN]	[SPECIMEN]	[SPECIMEN]
[SPECIMEN]	[SPECIMEN]	[SPECIMEN]	[SPECIMEN]
[SPECIMEN]	[SPECIMEN]	[SPECIMEN]	[SPECIMEN]
[SPECIMEN]	[SPECIMEN]	[SPECIMEN]	[SPECIMEN]
[SPECIMEN]	[SPECIMEN]	[SPECIMEN]	[SPECIMEN]
[SPECIMEN]	[SPECIMEN]	[SPECIMEN]	[SPECIMEN]
[SPECIMEN]	[SPECIMEN]	[SPECIMEN]	[SPECIMEN]
[SPECIMEN]	[SPECIMEN]	[SPECIMEN]	[SPECIMEN]
[SPECIMEN]	Total Principal Amount Tendered	[SPECIMEN]	[SPECIMEN]

(A)   Unless indicated in this column, any tendering Holder will be deemed to have tendered the entire aggregate principal amount represented by the Initial Senior Secured Notes indicated in the column labeled “Aggregate Principal Amount Represented by Certificate(s).” See Instruction 5.

(B)   The minimum permitted tender is $2,000 in principal amount of Initial Senior Secured Notes. All other tenders must be in integral multiples of $1,000.

☐	CHECK HERE IF TENDERED INITIAL SENIOR SECURED NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED INITIAL SENIOR SECURED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name(s) of Registered Holder(s):        [SPECIMEN]

Date of Execution of Notice of Guaranteed Delivery:        [SPECIMEN]

Window Ticket Number (if any):        [SPECIMEN]

Name of Institution that Guaranteed Delivery:        [SPECIMEN]

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:        [SPECIMEN]

Address:        [SPECIMEN]

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Senior Secured Notes. If the undersigned is a broker-dealer that will receive Exchange Senior Secured Notes for its own account in exchange for Initial Senior Secured Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Senior Secured Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

Only Holders are entitled to tender their Initial Senior Secured Notes for exchange in the Exchange Offer. Any financial institution that is a participant in DTC’s system and whose name appears on a security position listing as the record owner of the Initial Senior Secured Notes and who wishes to make book-entry delivery of Initial Senior Secured Notes as described above must complete and execute a participant’s letter (which will be distributed to participants by DTC) instructing DTC’s nominee to tender such Initial Senior Secured Notes for exchange. Persons who are Beneficial Owners of Initial Senior Secured Notes but are not Holders and who seek to tender Initial Senior Secured Notes should (i) contact the Holder and instruct such Holder to tender on his or her behalf, (ii) obtain and include with this Letter of Transmittal, Initial Senior Secured Notes properly endorsed for transfer by the Holder or accompanied by a properly completed bond power from the Holder, with signatures on the endorsement or bond power guaranteed by a firm that is an eligible guarantor institution within the meaning of Rule 17Ad-15 under the Exchange Act, including a firm that is a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., a commercial bank or trading company having an office in the United States or certain other eligible guarantors (each, an “Eligible Institution”), or (iii) effect a record transfer of such Initial Senior Secured Notes from the Holder to such Beneficial Owner and comply with the requirements applicable to Holders for tendering Initial Senior Secured Notes prior to the Expiration Date. See the section of the Prospectus entitled “The Exchange Offer—Procedures for Tendering Initial Notes.”

SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 1, 6, 8 and 9)

To be completed ONLY (i) if the Exchange Senior Secured Notes issued in exchange for the Initial Senior Secured Notes, certificates for Initial Senior Secured Notes in a principal amount not exchanged for Exchange Senior Secured Notes, or Initial Senior Secured Notes (if any) not tendered for exchange, are to be issued in the name of someone other than the undersigned or (ii) if Initial Senior Secured Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at DTC other than the DTC account from which such Notes were tendered.

Issue to:

Name:            [SPECIMEN]

                                     (Please Type or Print)

Address:        [SPECIMEN]

                         [SPECIMEN]

                                     (Include Zip Code)

                         [SPECIMEN]

(Taxpayer Identification or Social Security No.)

Credit Initial Senior Secured Notes not exchanged and delivered by book-entry transfer to DTC account set forth below:

                        [SPECIMEN]

                                     (Account Number)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 6, 8 and 9)

To be completed ONLY if the Exchange Senior Secured Notes issued in exchange for Initial Senior Secured Notes, certificates for Initial Senior Secured Notes in a principal amount not exchanged for Exchange Senior Secured Notes, or Initial Senior Secured Notes (if any) not tendered for exchange, are to be mailed or delivered (i) to someone other than the undersigned or (ii) to the undersigned at an address other than the address shown below the undersigned’s signature.

Mail or deliver to:

Name:            [SPECIMEN]

                                         (Please Type or Print)

Address:        [SPECIMEN]

                         [SPECIMEN]

                                     (Include Zip Code)

                        [SPECIMEN]

(Taxpayer Identification or Social Security No.)

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer for exchange the Initial Senior Secured Notes indicated above. Subject to, and effective upon, acceptance for exchange of the Initial Senior Secured Notes tendered for exchange herewith, the undersigned will have irrevocably sold, assigned, transferred and exchanged, to the Issuer, all right, title and interest in, to and under all of the Initial Senior Secured Notes tendered for exchange hereby, and hereby will have appointed the Exchange Agent as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of the Issuer) of such Holder with respect to such Initial Senior Secured Notes, with full power of substitution to (i) deliver certificates representing such Initial Senior Secured Notes, or transfer ownership of such Initial Senior Secured Notes on the account books maintained by DTC (together, in any such case, with all accompanying evidences of transfer and authenticity), to the Issuer, (ii) present and deliver such Initial Senior Secured Notes for transfer on the books of the Issuer and (iii) receive all benefits and otherwise exercise all rights and incidents of beneficial ownership with respect to such Initial Senior Secured Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

The undersigned hereby represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Initial Senior Secured Notes; and that when such Initial Senior Secured Notes are accepted for exchange by the Issuer, the Issuer will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned further warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuer to be necessary or desirable to complete the exchange, assignment and transfer of the Initial Senior Secured Notes tendered for exchange hereby. The undersigned further agrees that acceptance of any and all validly tendered Initial Senior Secured Notes by the Issuer and the issuance of Exchange Senior Secured Notes in exchange therefor shall constitute performance in full by the Issuer of its obligations under the Registration Rights Agreement.

By tendering, the undersigned hereby further represents to the Issuer that (i) the Exchange Senior Secured Notes to be acquired by the undersigned in exchange for the Initial Senior Secured Notes tendered hereby and any Beneficial Owner(s) of such Initial Senior Secured Notes in connection with the Exchange Offer will be acquired by the undersigned and such Beneficial Owner(s) in the ordinary course of their respective businesses, (ii) neither the undersigned nor any Beneficial Owner has any arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Senior Secured Notes in violation of the Securities Act and, at the time of consummation of the Exchange Offer, neither the undersigned nor any Beneficial Owner will have any such arrangement or understanding, and if such person is not a broker-dealer, such person is not engaged in, and does not intend to engage in, a distribution of the Exchange Senior Secured Notes, (iii) the undersigned and each Beneficial Owner acknowledge and agree that any person who is a broker-dealer registered under the Exchange Act or is participating in the Exchange Offer for the purpose of distributing the Exchange Senior Secured Notes must comply with the registration and prospectus delivery requirements of Section 10 of the Securities Act in connection with a secondary resale transaction of the Exchange Senior Secured Notes acquired by such person and cannot rely on the position of the staff of the Commission set forth in certain no-action letters, (iv) the undersigned and each Beneficial Owner understand that a secondary resale transaction described in clause (iii) above and any resales of Exchange Senior Secured Notes obtained by the undersigned in exchange for the Initial Senior Secured Notes acquired by the undersigned directly from the Issuer should be covered by an effective registration statement containing the selling securityholder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the Commission, (v) neither the undersigned nor any Beneficial Owner is an “affiliate,” as defined under Rule 405 under the Securities Act, of the Issuer or if it is an affiliate, the undersigned or any Beneficial Owner will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable and (vi) neither the undersigned nor any Beneficial Owner is acting on behalf of any persons or entities who could not truthfully make the foregoing representations.

If the undersigned is a broker-dealer that will receive Exchange Senior Secured Notes for its own account in exchange for Initial Senior Secured Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of Section 10 of the Securities Act in connection with any resale of such Exchange Senior Secured Notes; however, by so acknowledging and by delivering such prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. A broker-dealer may not participate in the Exchange Offer with respect to the Initial Senior Secured Notes acquired other than as a result of market-making activities or other trading activities.

For purposes of the Exchange Offer, the Issuer will be deemed to have accepted for exchange, and to have exchanged, validly tendered Initial Senior Secured Notes, if, as and when the Issuer give oral (promptly confirmed in writing) or written notice thereof to the Exchange Agent. Tenders of Initial Senior Secured Notes for exchange may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. See “The Exchange Offer—Withdrawal Rights” in the Prospectus. Any Initial Senior Secured Notes tendered by the undersigned and not accepted for exchange will be returned to the undersigned at the address set forth above unless otherwise indicated in the box above entitled “Special Delivery Instructions” promptly after the Expiration Date.

The undersigned acknowledges that the Issuer’s acceptance of Initial Senior Secured Notes validly tendered for exchange pursuant to any one of the procedures described in the section of the Prospectus entitled “The Exchange Offer” and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer.

Unless otherwise indicated in the box entitled “Special Issuance Instructions,” please return any Initial Senior Secured Notes not tendered for exchange in the name(s) of the undersigned. Similarly, unless otherwise indicated in the box entitled “Special Delivery Instructions,” please mail any certificates for Initial Senior Secured Notes not tendered or exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). In the event that both “Special Issuance Instructions” and “Special Delivery Instructions” are completed, please issue the certificates representing the Exchange Senior Secured Notes issued in exchange for the Initial Senior Secured Notes accepted for exchange in the name(s) of, and return any Initial Senior Secured Notes not tendered for exchange or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Issuer has no obligation pursuant to the “Special Issuance Instructions” and “Special Delivery Instructions” to transfer any Initial Senior Secured Notes from the name of the Holder(s) thereof if the Issuer does not accept for exchange any of the Initial Senior Secured Notes so tendered for exchange or if such transfer would not be in compliance with any transfer restrictions applicable to such Initial Senior Note(s).

In order to validly tender Initial Senior Secured Notes for exchange, Holders must complete, execute, and deliver this Letter of Transmittal.

Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death, incapacity or dissolution of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Prospectus, this tender for exchange of Initial Senior Secured Notes is irrevocable.

SIGN HERE TO TENDER YOUR INITIAL SENIOR SECURED NOTES

[SPECIMEN]

[SPECIMEN]

Signature(s) of Owner(s)

Dated: [SPECIMEN] , 2010

Must be signed by the Holder(s) exactly as name(s) appear(s) on certificate(s) representing the Initial Senior
Secured Notes or on a security position listing or by person(s) authorized to become registered Initial Senior
Secured Note holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. (See Instruction 6.)

Name(s):	[SPECIMEN]
[SPECIMEN]
(Please Type or Print)

Capacity (full title):	[SPECIMEN]

[SPECIMEN]

Address:	[SPECIMEN]

[SPECIMEN]
(Include Zip Code)

Principal place of business (if different from address listed above):	[SPECIMEN]
[SPECIMEN]
[SPECIMEN]

Area Code and Telephone No.:	( ): [SPECIMEN]

Tax Identification or Social Security Nos.:	[SPECIMEN]

GUARANTEE OF SIGNATURE(S) (Signature(s) must be guaranteed if required by Instruction 1)

Authorized Signature:	[SPECIMEN]

Name and Title:	[SPECIMEN]

[SPECIMEN]
(Please Type or Print)

Name of Firm:	[SPECIMEN]

Address:	[SPECIMEN]

Area Code and Telephone No.:	[SPECIMEN]

Dated:	[SPECIMEN]

IMPORTANT: COMPLETE AND SIGN THE FORM W-9 IN THIS LETTER OF TRANSMITTAL.

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by an institution which is (1) a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., (2) a commercial bank or trust company having an office or correspondent in the United States or (3) an Eligible Institution that is a member of one of the following recognized Signature Guarantee Programs::

(a)	The Securities Transfer Agents Medallion Program (STAMP);

(b)	The New York Stock Exchange Medallion Signature Program (MSP); or

(c)	The Stock Exchange Medallion Program (SEMP).

Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the Holder(s) of the Initial Senior Secured Notes tendered herewith and such Holder(s) have not completed the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” on this Letter of Transmittal or (ii) if such Initial Senior Secured Notes are tendered for the account of an Eligible Institution. In all other cases, all signatures must be guaranteed by an Eligible Institution.

2. Delivery of this Letter of Transmittal and Initial Senior Secured Notes; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed by Holders if certificates representing Initial Senior Secured Notes are to be forwarded herewith. All physically delivered Initial Senior Secured Notes, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) and any other required documents, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date or the tendering Holder must comply with the guaranteed delivery procedures set forth below. Delivery of the documents to DTC does not constitute delivery to the Exchange Agent.

The method of delivery of Initial Senior Secured Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder. Except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. Instead of delivery by mail, it is recommended that Holders use an overnight or hand delivery service, properly insured. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. Neither this Letter of Transmittal nor any Initial Senior Secured Notes should be sent to the Issuer. Holders may request their respective brokers, dealers, commercial banks, trust companies or nominees to effect the above transactions for such Holders.

Holders of Initial Senior Secured Notes who elect to tender Initial Senior Secured Notes and (i) whose Initial Senior Secured Notes are not immediately available or (ii) who cannot deliver the Initial Senior Secured Notes, this Letter of Transmittal or other required documents to the Exchange Agent on or prior the Expiration Date must tender their Initial Senior Secured Notes according to the guaranteed delivery procedures set forth in the Prospectus. Holders may have such tender effected if:

(a) such tender is made through an Eligible Institution;

(b) prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent has received from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, setting forth the name and address of the Holder, the certificate number(s) of such Initial Senior Secured Notes and the principal amount of Initial Senior Secured Notes tendered for exchange, stating that tender is being made thereby and guaranteeing that, within three NASDAQ trading days after the date of execution of the Notice of Guaranteed Delivery, this Letter of Transmittal (or facsimile thereof), together with the certificate(s) representing such Initial Senior Secured Notes (or a Book Entry Confirmation and on Agent’s message), in proper form for transfer, and any other documents required by this Letter of Transmittal, will be deposited by such Eligible Institution with the Exchange Agent; and

(c) a properly executed Letter of Transmittal (or facsimile thereof), as well as the certificate(s) for all tendered Initial Senior Secured Notes in proper form for transfer or a Book-Entry Confirmation and on Agent’s message, together with any other documents required by this Letter of Transmittal, are received by the Exchange Agent within three NASDAQ trading days after the date of execution of the Notice of Guaranteed Delivery.

No alternative, conditional or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive notice of the acceptance of their Initial Senior Secured Notes for exchange.

3. Inadequate Space. If the space provided in the box entitled “Description of the Initial Senior Secured Notes” above is inadequate, the certificate numbers and principal amounts of the Initial Senior Secured Notes being tendered should be listed on a separate signed schedule affixed hereto.

4. Withdrawals. A tender of Initial Senior Secured Notes may be withdrawn at any time prior to the Expiration Date by delivery of written notice of withdrawal (or facsimile thereof) to the Exchange Agent at the address set forth on the cover of this Letter of Transmittal. To be effective, a notice of withdrawal of Initial Senior Secured Notes must (i) specify the name of the person who tendered the Initial Senior Secured Notes to be withdrawn (the “Depositor”), (ii) identify the Initial Senior Secured Notes to be withdrawn (including the certificate number(s) and aggregate principal amount of such Initial Senior Secured Notes), and (iii) be signed by the Holder in the same manner as the original signature on the Letter of Transmittal by which such Initial Senior Secured Notes were tendered (including any required signature guarantees). All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company in its sole discretion, whose determination shall be final and binding on all parties. Any Initial Senior Secured Notes so withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer and no New Notes will be issued with respect thereto unless the Initial Senior Secured Notes so withdrawn are validly retendered. Properly withdrawn Initial Senior Secured Notes may be retendered by following one of the procedures described in the section of the Prospectus entitled “The Exchange Offer—Procedures for Tendering Initial Notes” at any time prior to the Expiration Date

5. Partial Tenders. Tenders of Initial Senior Secured Notes will be accepted only in minimum denominations of $2,000 principal amount and integral multiples of $1,000 in excess thereof. If a tender for exchange is to be made with respect to less than the entire principal amount of any Initial Senior Secured Notes, fill in the principal amount of the Initial Senior Secured Notes which are tendered for exchange in column (4) of the box entitled “Description of the Initial Senior Secured Notes,” as more fully described in the footnotes thereto. In the case of a partial tender for exchange, a new certificate, in fully registered form, for the remainder of the principal amount of the Initial Senior Secured Notes, will be sent to the Holders unless otherwise indicated in the appropriate box on this Letter of Transmittal promptly after the expiration or termination of the Exchange Offer.

6. Signatures on this Letter of Transmittal, Powers of Attorney and Endorsements.

(a) The signature(s) of the Holder on this Letter of Transmittal must correspond with the name(s) as written on the face of the Initial Senior Secured Notes without alteration, enlargement or any change whatsoever.

(b) If tendered Initial Senior Secured Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

(c) If any tendered Initial Senior Secured Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are different registrations or certificates.

(d) When this Letter of Transmittal is signed by the Holder listed and transmitted hereby, no endorsements of Initial Senior Secured Notes or bond powers are required. If, however, Initial Senior Secured Notes not tendered or not accepted, are to be issued or returned in the name of a person other than the Holder, then the Initial Senior Secured Notes transmitted hereby must be endorsed or accompanied by a properly completed bond power, in a form satisfactory to the Issuer, in either case signed exactly as the name(s) of the Holder(s) appear(s) on the Initial Senior Secured Notes. Signatures on such Initial Senior Secured Notes or bond powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

(e) If this Letter of Transmittal or Initial Senior Secured Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys in fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Issuer, evidence satisfactory to the Issuer of their authority to so act must be submitted with this Letter of Transmittal.

7. Form W-9. THE FORM W-9 SHOULD BE COMPLETED AND SIGNED IF YOU ARE A U.S. PERSON. IF YOU ARE A FOREIGN PERSON (OR A DOMESTIC DISREGARDED ENTITY THAT HAS A FOREIGN OWNER), DO NOT USE FORM W-9. INSTEAD USE THE APPROPRIATE IRS FORM W-8.

Under the U.S. federal income tax laws, payments that may be made by the Issuer with respect to the Exchange Senior Secured Notes issued pursuant to the Exchange Offer may be subject to backup withholding at the rate specified in Section 3406(a)(1) of the Code (the “Specified Rate”). In order to avoid such backup withholding, each tendering Holder (or other payee) that is a U.S. person should complete and sign the Form W-9 included in this Letter of Transmittal, provide the correct taxpayer identification number (“TIN”) or indicate that such Holder is awaiting a TIN and certify, under penalties of perjury, that (a) the TIN provided is correct or that such Holder is awaiting a TIN; (b) that the Holder is not subject to backup withholding because (i) the Holder has not been notified by the Internal Revenue Service (the “IRS”) that the Holder is subject to backup withholding as a result of a failure to report all interest or dividends, (ii) the IRS has notified the Holder that the Holder is no longer subject to backup withholding, or (iii) the Holder is exempt from backup withholding; and (c) the Holder is a U.S. person (including a U.S. resident alien). If a Holder has been notified by the IRS that it is subject to backup withholding, it must cross out item (2) of Part II in the Certification box of the W-9, unless such Holder has since been notified by the IRS that it is no longer subject to backup withholding. In general, if a Holder is an individual, the taxpayer identification number is the Social Security number of such individual. If the Exchange Agent or the Issuer are not provided with the correct taxpayer identification number, the Holder may be subject to a $50 penalty imposed by the IRS in addition to backup withholding of the Specified Rate of payments to such Holder.

The Holder (other than a foreign holder, as described below,) is required to give the TIN (e.g. the social security number or employer identification number) of the person who will be the record Holder of the Exchange Senior Secured Notes. If such Holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such Holder should write “Applied For” in the space provided for the TIN in Part I of the Form W-9 and sign and date the Form W-9. If “Applied For” is written in Part I, the Issuer (or the Paying Agent under the Indenture governing the Exchange Senior Secured Notes) may retain the Specified Rate of payments made to the record Holder of the Exchange Senior Secured Notes during the sixty (60) day period following the date of the Form W-9. In such case, if the Holder furnishes the Exchange Agent or the Issuer with his or her TIN within sixty (60) days after the date of the Form W-9, the Issuer (or the Paying Agent) shall remit such amounts retained during the sixty (60) day period to the holder and no further amounts shall be retained or withheld from payments made to the Holder thereafter; however, if the Holder fails to furnish the Exchange Agent or the Issuer with his or her TIN within such sixty (60) day period, the Issuer (or the Paying Agent) shall remit such previously retained amounts to the IRS as backup withholding and shall continue to retain the Specified Rate of payments made to the record Holder of the Exchange Senior Secured Notes and remit such amounts to the IRS as backup withholding until the Holder furnishes its TIN to the Exchange Agent or the Issuer.

Certain Holders (including, among others, certain holders that are not U.S. persons or U.S. resident aliens (“Exempt Holders”)) are not subject to these backup withholding and reporting requirements. To avoid erroneous backup withholding, each Exempt Holder (other than an Exempt Holder that is a foreign person (“Foreign

Holder”)) should enter the Exempt Holder’s name, address, status and TIN on the face of the Form W-9 and check “EXEMPT” on Form W-9, and sign, date and return the Form W-9 to the Paying Agent with this Letter of Transmittal. See the enclosed Form W-9 for additional instructions. A Foreign Holder should not complete the W-9. In order for a Foreign Holder to qualify as an exempt recipient, such Holder must submit a properly completed IRS Form W-8BEN, IRS Form W-8ECI, IRS Form W-8EXP, IRS Form W-8IMY or other applicable IRS form, signed under penalties of perjury, attesting to that person’s exempt status. Such forms can be obtained from the Exchange Agent.

For further information concerning backup withholding and instructions for completing the Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Form W-9 if the Exchange Senior Secured Notes are registered in more than one name), consult the enclosed Form W-9. Failure to complete the Form W-9 will not, by itself, cause Initial Senior Secured Notes to be deemed invalidly tendered for exchange, but may require the Issuer (or the Paying Agent) to withhold the Specified Rate of the amount of any payments made with respect to the Exchange Senior Secured Notes. Backup withholding is not an additional U.S. federal income tax. Rather, the amount of tax withheld will be allowed as a refund or credit against the U.S. tax liability of a person subject to backup withholding if the required information is timely furnished to the IRS.

All Holders should consult the “Material U.S. Federal Income Tax Considerations” section of the Prospectus.

8. Transfer Taxes. Except as set forth in this Instruction 8, the Issuer will pay all transfer taxes, if any, applicable to the exchange of Initial Senior Secured Notes pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the exchange of Initial Senior Secured Notes pursuant to the Exchange Offer, then the amount of such transfer taxes (whether imposed on the Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemptions therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

Except as provided in this Instruction 8, it will not be necessary for transfer tax stamps to be affixed to the Initial Notes specified in this Letter or for funds to cover such stamps to be provided with.

9. Special Issuance and Delivery Instructions. If the Exchange Senior Secured Notes are to be issued, or if any Initial Senior Secured Notes not tendered for exchange are to be issued or sent to someone other than the Holder or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Initial Senior Secured Notes tendering Initial Senior Secured Notes by book-entry transfer may request that Initial Senior Secured Notes not accepted be credited to such account maintained at DTC as such Holder may designate.

10. Irregularities. All questions as to the validity, form, eligibility (including time of receipt), compliance with conditions, acceptance and withdrawal of tendered Initial Senior Secured Notes will be determined by the Issuer in its sole discretion, which determination shall be final and binding. The Issuer reserve the absolute right to reject any and all Initial Senior Secured Notes not properly tendered or any Initial Senior Secured Notes the Issuer’s acceptance of which would, in the opinion of counsel for the Issuer, be unlawful. The Issuer also reserves the right to waive any defects, irregularities or conditions of tender as to particular Initial Senior Secured Notes. The Issuer’s interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Initial Senior Secured Notes must be cured within such time as the Issuer shall determine. Although the Issuer intends to notify Holders of defects or irregularities with respect to tenders of Initial Senior Secured Notes, neither the Issuer, the Exchange Agent nor any other person shall incur any liability for failure to give such notification. Tenders of Initial Senior Secured Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Initial Senior Secured Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, promptly following the Expiration Date.

11. Waiver of Conditions. The Issuer reserve the absolute right to waive, amend or modify certain of the specified conditions as described under “The Exchange Offer—Conditions to the Exchange Offer” in the Prospectus in the case of any Initial Senior Secured Notes tendered (except as otherwise provided in the Prospectus).

12. Mutilated, Lost, Stolen or Destroyed Initial Senior Secured Notes. Any tendering Holder whose Initial Senior Secured Notes have been mutilated, lost, stolen or destroyed, should contact the Exchange Agent at the address indicated herein for further instructions.

13. Requests for Information or Additional Copies. Requests for information, questions related to the procedures for tendering or for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal.

14. Certain Tax Consequences. This Letter of Transmittal does not provide any tax disclosure to the Holders of Initial Senior Secured Notes or Exchange Senior Secured Notes. You should consult your tax advisor regarding the federal income tax consequences of the Exchange Offer, as well as tax consequences under any applicable state, local and foreign tax laws. Notwithstanding the foregoing, you should understand that the Issuer will comply with all income tax and withholding requirements that apply to consideration received by Holders with respect to the Exchange Senior Secured Notes. All Holders should consult the “Material U.S. Federal Income Tax Considerations” section of the Prospectus.

IMPORTANT: This Letter of Transmittal (or a facsimile thereof) together with certificates, or confirmation of book-entry or the Notice of Guaranteed Delivery, and all other required documents must be received by the Exchange Agent prior to the Expiration Date.

THE FOLLOWING TO BE COMPLETED BY ALL HOLDERS THAT ARE U.S. PERSONS

(INCLUDING U.S. RESIDENT ALIENS) (See Instruction 7)

Form W-9 (Rev. October 2007) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give form to the requester. Do not send to the IRS.

Print or type See Specific Instructions on page 2.	Name (as shown on your income tax return)
Business name, if different from above
	Check appropriate box:	☐	Individual/ Sole proprietor	☐	Corporation	☐	Partnership	☐	Exempt payee
☐ Limited liability company. Enter the tax classification (D=disregarded entity, C=corporation, P=partnership) ▶ ☐Other (see instructions) ▶
	Address (number, street, and apt. or suite no.)							Requester’s name and address (optional)
City, state, and ZIP code
List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on Line 1 to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number
	–	–
or
Employer identification number
–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

— An individual who is a U.S. citizen or U.S. resident alien,

— A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

— An estate (other than a foreign estate), or

— A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

Cat. No. 10231X	Form W-9 (Rev. 10-2007)

Form W-9 (Rev. 10-2007)	Page 2

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

— The U.S. owner of a disregarded entity and not the entity,

— The U.S. grantor or other owner of a grantor trust and not the trust, and

— The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2 . You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Also see Special rules for partnerships on page 1.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name” line.

Limited liability company (LLC). Check the “Limited liability company” box only and enter the appropriate code for the tax classification (“D” for disregarded entity, “C” for corporation, “P” for partnership) in the space provided.

For a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Regulations section 301.7701-3, enter the owner’s name on the “Name” line. Enter the LLC’s name on the “Business name” line.

For an LLC classified as a partnership or a corporation, enter the LLC’s name on the “Name” line and any business, trade, or DBA name on the “Business name” line.

Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name” line.

Form W-9 (Rev. 10-2007)	Page 3

Note. You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the “Exempt payee” box in the line following the business name, sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following payees are exempt from backup withholding:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7 . A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for. . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 9
Broker transactions	Exempt payees 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker
Barter exchange transactions and patronage dividends	Exempt payees 1 through 5
Payments over $600 required 2 to be reported and direct sales over $5,000 [1]	Generally, exempt payees 1 through 7 [2]

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2]

However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note . Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, and 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt payees, see Exempt Payee on page 2.

Signature requirements. Complete the certification as indicated in 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are

Form W-9 (Rev. 10-2007)	Page 4

merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

	For this type of account:	Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner [3]
	For this type of account:	Give name and EIN of:
6.	Disregarded entity not owned by an individual	The owner
7.	A valid trust, estate, or pension trust	Legal entity [4]
8.	Corporate or LLC electing corporate status on Form 8832	The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10.	Partnership or multi-member LLC	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s SSN.

[3]

You must show your individual name and you may also enter your business or “DBA” name on the second name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

List

first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

— Protect your SSN,

— Ensure your employer is protecting your SSN, and

— Be careful when choosing a tax preparer.

Call the IRS at 1-800-829-1040 if you think your identity has been used inappropriately for tax purposes.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS personal property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.consumer.gov/idtheft or 1-877-IDTHEFT(438-4338).

Visit the IRS website at www.irs.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.